FIRST AMENDMENT TO TRANSMISSION SERVICE AGREEMENT
THIS FIRST AMENDMENT to the Transmission Service Agreement executed as of the 9th day of October, 2018 (the “First Amendment”) by and between Massachusetts Electric Company and Nantucket Electric Company (d/b/a National Grid) (“Distribution Company”) and Central Maine Power Company (“Owner”). Distribution Company and Owner are referred to herein individually as a “Party” and collectively as the “Parties”.
RECITALS
A.Owner and Distribution Company executed that certain Transmission Service Agreement dated as of June 13, 2018 (the "Agreement").
B.Owner and Distribution Company desire to amend the provisions of the Agreement as more fully set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the Parties do hereby agree as follows:
1.Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Agreement.
2.Section 8.1 “Transmission Service Payments” shall be modified by substituting “June 25, 2019” for each of the two references to “January 25, 2019” stated in that Section 8.1.
3.Section 3.3.1 “Failure to Obtain Regulatory Approval and FERC Authorizations” shall be modified by substituting “June 25, 2020” for the reference to “January 25, 2020” stated in Section 3.3.1(a)(ii).
4.The Agreement as modified by this First Amendment shall continue in full force and effect, and this First Amendment shall constitute a part of the Agreement. All references in the Agreement to itself shall be deemed to be references to the Agreement as amended hereby, and the Agreement as amended hereby shall be referred to as the "Agreement."
5.The Parties hereby ratify and confirm all of the provisions of the Agreement, as amended or modified by this First Amendment, and agree and acknowledge that the same, as so amended, remains in full force and effect.

6.This First Amendment may be signed in one or more counterparts, which, together, shall constitute a single document.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this First Amendment on their behalf as of the date first above written.

MASSACHUSETTS ELECTRIC COMPANY AND
NANTUCKET ELECTRIC COMPANY D/B/A
NATIONAL GRID
/s/ Marcy L. Reed
Name: Marcy L. Reed
Title: President

CENTRAL MAINE POWER COMPANY
/s/ Douglas Herling
Name: Douglas Herling Title: President & CEO
/s/ Eric N. Stinneford
Name: Eric N. Stinneford
Title: Vice President, Controller, & Treasurer